UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 5, 2010, OMNI Energy Services Corp. (the “Company”) entered into Restricted Stock Agreements (collectively, the “Agreements”) with certain of its executive officers, including the Company’s named executive officers, pursuant to which the Company granted restricted stock (“RS”) under its Eighth Amended and Restated Stock Incentive Plan (the “Plan”). The RS will ratably vest annually in equal 25% installments over a period of three years beginning on the grant date, January 5, 2010, and continuing on each anniversary thereof until January 5, 2013. However, the RS will vest sooner if (i) the executive’s employment relationship with the Company is terminated due to the executive’s death or disability, (ii) the Company terminates the executive’s employment relationship with the Company without cause, or (iii) there is a change in control (as defined in the Plan) of the Company. All unvested RS will be forfeited if (i) the executive terminates his employment during the term of his employment agreement, (ii) the Company terminates the executive for cause (as defined in each executive’s employment agreement), or (iii) either the Company or the executive elect not to renew the executive’s employment pursuant to the terms of his employment agreement.

The RS granted to the Company’s named executive officers include:

Name and Position of Executive Officer	Number of RS Granted

Brian J. Recatto, President and Chief Executive Officer	25,000
Ronald D. Mogel, Senior Vice President and Chief Financial Officer	17,500
John A. Harris, Vice President of Seismic Services	12,500
Lawrence J. Shaw, Vice President of Sales	12,500

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreement entered into with each of Messrs. Recatto, Mogel, Harris and Shaw, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Restricted Stock Agreement between OMNI Energy Services Corp. and Brian J. Recatto dated January 5, 2010.

10.2	Restricted Stock Agreement between OMNI Energy Services Corp. and Ronald D. Mogel dated January 5, 2010.

10.3	Restricted Stock Agreement between OMNI Energy Services Corp. and John A. Harris dated January 5, 2010.

10.4	Restricted Stock Agreement between OMNI Energy Services Corp. and Lawrence J. Shaw dated January 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: January 15, 2010

	By:	/S/ RONALD D. MOGEL
Senior Vice President
and Chief Financial Officer